ANNUAL REPORT   SEPTEMBER 30, 2000

Prudential
Stock Index Fund

Fund Type Stock

Objective Provide investment results that correspond to the price and yield performance of the S&P 500 Index

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Investment Goals and Style
The Prudential Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index). The
S&P 500 Index is widely regarded as representative of the performance of the U.S. stock market as a whole, and comprises stocks representing more than 80% of the total market value of all publicly traded U.S. common stocks. The difference between the Fund's return and that of the Index is primarily management fees and expenses. There can be no assurance that the Fund will achieve its investment objective.

S&P 500 Index            As of 9/30/00
(GRAPH)

Source: Standard & Poor's.

The S&P 500 Index, composed of stocks representing approximately 80% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole."Standard &
Poor'sR", "S&PR", "S&P 500R", "Standard & Poor's
500", and "500" are trademarks of The McGraw-Hill
Companies, Inc., and have been licensed for use by Prudential, its affiliates and subsidiaries. The
Prudential Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Prudential
Stock Index Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

               www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1           As of 9/30/00

                                One             Five              Since
                                Year            Years           Inception2
Class A                         N/A              N/A               1.68%
Class B                         N/A              N/A               1.01
Class C                         N/A              N/A               1.01
Class Z                    13.28% (13.24)  161.47% (161.07)   289.49% (288.88)
Class I                    13.38  (13.34)        N/A           57.17  (56.98)
Lipper S&P 500 Index
Fund Avg.3                     12.65            161.02            **
S&P 500 Index4                 13.27            166.77            ***

Average Annual Total Returns1             As of 9/30/00

                                One             Five              Since
                                Year            Years           Inception2
Class A                         N/A              N/A                N/A
Class B                         N/A              N/A                N/A
Class C                         N/A              N/A                N/A
Class Z                    13.28% (13.24)   21.20% (21.16)     18.78% (18.75)
Class I                    13.38  (13.34)        N/A           15.36  (15.31)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class A shares are not subject to a sales charge. Class Z and Class I shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, B, and C, 11/18/99;
Class Z, 11/5/92; and Class I, 8/1/97. For Class A,
B, and C, the Lipper reporting period begins
11/30/99; for Class Z, 10/31/92; and for Class I,
7/31/97.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the S&P 500 Index Fund category. The Lipper average is unmanaged. S&P 500 Index funds are passively managed, have limited expenses, and are designed to replicate the performance of the S&P 500 Index on a reinvested basis.

4 The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund, and the returns would be lower if they included the effect of operating expenses. Investors cannot invest directly in an index.

**Lipper Since Inception returns are 3.88% for
Class A, B, and C; 291.83% for Class Z; and 54.89% for Class I; based on all funds in each share class.

***The S&P 500 Since Inception returns are 4.41%
for Class A, B, and C; 303.88% for Class Z; and
57.21% for Class I.
                                      1

(LOGO)  November 15, 2000

Dear Shareholder,
For the 12 months ended September 30, 2000, the
Prudential Stock Index Fund Class Z shares generated a return of 13.28%, in line with its benchmark, the S&P 500 Index. The speculative bubble that grew in technology, telecommunications, and biotechnology stocks during the first half of the period finally burst in April and May, prompting investors to place renewed emphasis on shares with solid earnings prospects. In addition, defensive sectors of the market, such as utilities and healthcare, rebounded as it became increasingly clear over the summer that the economy was slowing.

While the rotation to defensive stocks undoubtedly caught some actively managed funds off guard, the Fund was well positioned for this development with market weightings in the best performing sectors.
Increasingly rapid shifts of investment capital among the market's various sectors make it important to be ready when the current favorites make their moves. With its broad diversification, an index fund is an ideal investment vehicle to take advantage of these sudden shifts.

Thank you for your confidence in Prudential mutual funds.

Sincerely,


David R. Odenath, Jr., President
Prudential Stock Index Fund

Prudential Stock Index Fund

      Annual Report   September 30, 2000

Investment Adviser's Report

Slowing economy creates uncertainty for stocks
The stock market experienced a number of important transitions during the past year. At the beginning of the period, the market was preparing to embark on a vigorous year-end rally led by technology, telecommunications, and biotechnology stocks. These stocks forged ahead in spite of the Federal Reserve
Board's (the Fed's) campaign to raise interest rates in order to keep economic growth under control and prevent a resurgence of inflation. The more speculative elements of the market remained strong after the new year, but many stocks began to weaken in January and February, when it became clear that the Fed did not intend to stop at three rate hikes to offset the trio of rate reductions that occurred during the credit crunch of 1998. Fed officials hiked rates in November, February, and March, raising the discount rate and the target federal funds rate by 0.25% each time.

After one final upside blowout in March, the market established a temporary plateau, then "fell out of bed" on April 14, when the S&P 500 Index and the Dow Jones Industrial Average experienced one-day drops exceeding 5%. Overall, though, those two indexes held up better than the technology-heavy
Nasdaq Composite Index, which plunged 37.3% from its March peak through its May bottom. Around the time that the Nasdaq reached its lows, the Fed once again boosted interest rates, this time by an increment of 0.50%. This increase brought the total number of rate hikes to six since June 1999.

Following the May increase, a modest relief rally
occurred in stocks, as investors began to suspect
that the Fed was finished raising rates, at least
temporarily. One lingering effect of the recent
volatility, however, was a renewed emphasis on
stocks with solid earnings prospects and an
avoidance of more speculative securities whose main
appeal was an intriguing business concept tied
somehow to the Internet. The prospect of stable
interest rates triggered a rotation of funds into
financial stocks, many of which tend to perform
well when rates are steady or falling. Investment
brokerages were
                                        3

Prudential Stock Index Fund

      Annual Report   September 30, 2000

standout performers, helped by several high-profile merger announcements over the summer. Insurance stocks, ignored for many months as investors pursued apparently more glamorous investments, also did well.

Although the revised data for second-quarter GDP growth came in at a robust 5.6%, late summer predictions for the third quarter were clustered around the considerably more modest 3.5% mark. The prospect of slower economic growth prompted the rebound of defensive sectors such as utilities and healthcare. Biotechnology continued to do well, with many stocks surpassing the highs established prior to the spring correction. There was also renewed interest in hospital management and HMO stocks.

For most of the summer, investors remained hopeful that the goal of a soft landing (slower growth without a recession) could be achieved, and that stocks in market-leading sectors such as technology would be able to maintain their rapid rates of earnings growth. In August, amid signs that its campaign to slow the economy was producing the desired result, the Fed left short-term interest rates unchanged, fueling investors' optimism. Our benchmark index managed to push tentatively higher from late July through the end of August, finishing the latter not far from its all-time highs.

In September, investor sentiment turned decidedly more negative as fears of a slowing economy overshadowed relief that interest rates had stabilized. Of particular concern for the technology sector was the growing evidence of a slowdown in the demand for personal computers. A warning from technology bellwether Intel that its third-quarter revenue growth would be substantially below previous estimates added to the market's woes. Higher crude oil prices also affected the market, boosting the prospects for energy exploration and production companies and drillers but hurting companies for which energy is a significant cost of doing business. In September, oil flirted with the $35 per barrel mark, prompting protests in Europe and a decision by President
Clinton to release some of the U.S. Strategic
Petroleum Reserve. The S&P 500 Index responded by trending lower for most of the month.

             www.prudential.com  (800) 225-1852

Looking ahead
The full effects of higher interest rates are only now beginning to be felt in the economy. Those investors who assumed that it would be business as usual once the Fed stopped raising rates might be surprised to see many of their favorite companies scaling back their earnings forecasts. In truth, there is no way for even Fed officials to be certain how far-reaching their actions will be, and whether they will overshoot or undershoot their targets for economic growth. In the short term, therefore, stocks may be in for a choppy period as market participants readjust their expectations and as more economic data becomes available to fine-tune forecasts of what's to come.

Our long-term outlook remains positive, however.
Interest rates are still low by historical standards, and inflation remains subdued, though rising. Indications at this point still point to a slowdown without recession, which would be a positive environment for many S&P 500 companies.
Furthermore, we have the advantage of a Fed that has demonstrated a remarkable ability to stay ahead of the curve when it comes to managing the economy.
Finally, active sector rotation in the market continues to provide a favorable backdrop for broadly based index funds such as ours, which, by maintaining market weightings in a variety of sectors, are well positioned to participate in whatever sectors are in favor at the moment.

Prudential Stock Index Fund Management Team

Prudential Stock Index Fund

Annual Report    September 30, 2000

Financial
	Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Common Stocks
-------------------------------------------------------------------------------------
Advertising
      16,300    Young & Rubicam, Inc.                               $        806,850
-------------------------------------------------------------------------------------
Aerospace/Defense  1.3%
     180,584    Boeing Co.                                                11,376,792
      42,006    General Dynamics Corp.                                     2,638,502
      83,556    Lockheed Martin Corp.                                      2,754,006
      14,920    Northrop Grumman Corp.                                     1,355,855
     158,215    Honeywell International Inc.                               5,636,409
      68,744    Raytheon Co.                                               1,954,907
      37,863    Rockwell International Corp.                               1,145,356
      93,320    United Technologies Corp.                                  6,462,410
                                                                    ----------------
                                                                          33,324,237
-------------------------------------------------------------------------------------
Airlines  0.2%
      28,149    AMR Corp.(a)                                                 920,120
      26,684    Delta Airlines, Inc.                                       1,184,103
      99,083    Southwest Airlines Co.                                     2,402,763
      16,821    USAir Group, Inc.(a)                                         511,989
                                                                    ----------------
                                                                           5,018,975
-------------------------------------------------------------------------------------
Aluminum  0.2%
      45,929    Alcan Aluminum Ltd.                                        1,329,070
     163,144    ALCOA, Inc.                                                4,129,583
                                                                    ----------------
                                                                           5,458,653
-------------------------------------------------------------------------------------
Automobiles & Trucks  0.8%
       6,579    Cummins Engine Co., Inc.                                     196,959
      35,740    Dana Corp.                                                   768,410
     111,184    Delphi Automotive Systems Corp.                            1,681,658
     372,463    Ford Motor Co.                                             9,427,970
     110,478    General Motors Corp.                                       7,181,070
      38,799    Genuine Parts Co.                                            739,606
      17,776    Johnson Controls, Inc.                                       945,461

    See Notes to Financial Statements                                      7

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      10,760    Navistar International Corp.(a)                     $        322,127
      31,370    Visteon Corp.                                                474,471
                                                                    ----------------
                                                                          21,737,732
-------------------------------------------------------------------------------------
Banking  5.3%
      79,900    AmSouth Bancorporation                                       998,750
     146,786    Associates First Capital Corp.                             5,577,868
     333,767    Bank of America Corp.                                     17,481,047
     145,436    Bank of New York Co., Inc.                                 8,153,506
     225,316    Bank One Corp.                                             8,702,830
      40,367    Capital One Financial                                      2,828,213
      31,605    Charter One Financial, Inc.                                  770,372
     251,676    Chase Manhattan Corp.                                     11,624,285
      31,361    Comerica, Inc.                                             1,832,658
      92,796    Fifth Third Bancorp                                        4,999,384
     193,549    First Union Corp.                                          6,229,858
     191,664    Firstar Corporation Wisconsin                              4,288,482
     183,826    FleetBoston Financial Corp.                                7,169,214
      34,692    Golden West Financial Corp.                                1,860,359
      54,429    Huntington Bancshares, Inc.                                  799,426
      33,690    J.P. Morgan & Co., Inc.                                    5,504,104
      86,935    KeyCorp                                                    2,200,542
     101,346    Mellon Financial Corp.                                     4,699,921
     121,198    National City Corp.                                        2,681,506
      43,162    Northern Trust Corp.                                       3,836,023
      28,140    Old Kent Financial Corp.                                     814,301
      59,436    PNC Bank Corp.                                             3,863,340
      27,301    Providian Financial Corp.                                  3,467,227
      35,900    SouthTrust Corp.                                           1,128,606
      32,331    State Street Corp.                                         4,203,030
      36,577    Summit Bancorp                                             1,261,907
      62,683    Suntrust Banks, Inc.                                       3,122,397
     149,458    U.S. Bancorp                                               3,400,169
      29,400    Union Planters Corp.                                         972,038
     327,240    Wells Fargo & Co.                                         15,032,587
                                                                    ----------------
                                                                         139,503,950

    8                                      See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Beverages  2.1%
      10,347    Adolph Coors Co.                                    $        653,801
     179,654    Anheuser Busch Companies, Inc.                             7,601,610
      15,138    Brown-Forman Corp.                                           828,806
     493,932    Coca-Cola Co.                                             27,228,001
      83,400(c) Coca-Cola Enterprises Inc.                                 1,329,188
     289,181    PepsiCo, Inc.                                             13,302,326
      83,621    Seagram Co., Ltd.                                          4,802,981
                                                                    ----------------
                                                                          55,746,713
-------------------------------------------------------------------------------------
Chemicals  0.7%
      46,832    Air Products & Chemicals, Inc.                             1,685,952
     129,582    Dow Chemical Co.                                           3,231,451
     207,944    E.I. du Pont de Nemours & Co.                              8,616,679
      14,693    Eastman Chemical Co.                                         542,723
       5,273    FMC Corp.(a)                                                 353,621
      17,731    Hercules, Inc.                                               250,450
      42,970    Rohm & Haas Co.                                            1,248,816
      18,516    Sigma-Aldrich Corp.                                          611,028
      26,153    Union Carbide Corp.                                          987,276
                                                                    ----------------
                                                                          17,527,996
-------------------------------------------------------------------------------------
Chemical-Specialty  0.1%
      21,704    Engelhard Corp.                                              352,690
      10,890    Great Lakes Chemical Corp.                                   319,213
      31,579    Praxair, Inc.                                              1,180,265
      23,944    W. R. Grace & Co.                                            164,615
                                                                    ----------------
                                                                           2,016,783
-------------------------------------------------------------------------------------
Commercial Services
      31,100    Convergys Corp.(a)                                         1,209,012
-------------------------------------------------------------------------------------
Computer Hardware  2.5%
     513,640    Dell Computer Corp.(a)                                    15,826,533
      63,392    Gateway, Inc.(a)                                           2,963,576

    See Notes to Financial Statements                                      9

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
     355,634    International Business Machines Corp.               $     40,008,825
      20,300    NCR Corp.(a)                                                 767,594
     112,919    Palm, Inc.(a)                                              5,977,650
                                                                    ----------------
                                                                          65,544,178
-------------------------------------------------------------------------------------
Computer Software & Services  12.5%
      24,510    Adobe Systems, Inc.                                        3,805,177
      41,700    American Power Conversion Corp.(a)                           800,119
      12,105    Autodesk, Inc.                                               307,164
     123,678    Automatic Data Processing, Inc.                            8,270,966
      46,900    BMC Software, Inc.(a)                                        896,963
      39,485    Cabletron Systems, Inc.(a)                                 1,159,872
      33,190    Ceridian Corp.(a)                                            931,394
   1,410,744    Cisco Systems, Inc.(a)                                    77,943,606
      35,200    Citrix Systems Inc.(a)                                       706,200
     115,258    Computer Associates International, Inc.                    2,903,061
      33,951    Computer Sciences Corp.(a)                                 2,520,862
      72,000    Compuware Corp.(a)                                           603,000
     434,604    EMC Corp.(a)                                              43,080,121
      82,232    First Data Corp.                                           3,212,187
      36,520    KLA Instruments Corp.(a)                                   1,504,168
      15,800    Mercury Interactive Corp.(a)                               2,476,650
     111,416    Micron Technology, Inc.                                    5,125,136
   1,052,306    Microsoft Corp.(a)                                        63,467,206
      67,102    Novell, Inc.(a)                                              666,826
     568,520    Oracle Corp.(a)                                           44,770,950
      62,779    Parametric Technology Co.(a)                                 686,645
      57,700    PeopleSoft, Inc.(a)                                        1,611,994
      23,800    Sapient Corp.(a)                                             968,363
      44,165    Seagate Technology, Inc.(a)                                3,047,385
      79,600    Siebel Systems Inc.(a)                                     8,860,475
     318,448    Sun Microsystems, Inc.(a)                                 37,178,804
       3,305    SYNAVANT Inc.(a)                                              22,102
      77,500(c) VERITAS Software Corp.                                    11,005,000
                                                                    ----------------
                                                                         328,532,396

    10                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Construction  0.1%
      13,537    Fluor Corp.                                         $        406,110
       7,791    Kaufman & Broad Home Corp.                                   209,870
       6,743    Pulte Corp.                                                  222,519
      21,500    Vulcan Materials Co.                                         864,031
                                                                    ----------------
                                                                           1,702,530
-------------------------------------------------------------------------------------
Containers  0.1%
       4,758    Ball Corp.                                                   150,769
      13,305    Bemis Co., Inc.                                              427,423
      23,176    Crown Cork & Seal Co., Inc.(a)                               247,694
      27,126    Owens-Illinois, Inc.(a)                                      250,915
      35,258    Pactiv Corp.(a)                                              394,449
                                                                    ----------------
                                                                           1,471,250
-------------------------------------------------------------------------------------
Cosmetics & Soaps  1.3%
      16,857    Alberto-Culver Co.                                           485,692
      52,472    Avon Products, Inc.                                        2,144,793
      46,032    Clorox Co.                                                 1,821,141
     114,730    Colgate-Palmolive Co.                                      5,415,256
     210,139    Gillette Co.                                               6,488,042
      22,975    International Flavors & Fragrances, Inc.                     419,294
     257,819    Procter & Gamble Co.                                      17,273,873
                                                                    ----------------
                                                                          34,048,091
-------------------------------------------------------------------------------------
Diversified Gas  0.2%
      43,203    Coastal Corp.                                              3,202,422
       4,308    Eastern Enterprises, Inc.                                    274,904
       7,423    NICOR, Inc.                                                  268,620
       5,576    Oneok, Inc.                                                  221,646
                                                                    ----------------
                                                                           3,967,592
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  10.4%
     309,174    Abbott Laboratories                                       14,705,088
      26,182    Allergan, Inc.                                             2,210,743
      21,703    ALZA Corp.(a)                                              1,877,310
     262,191    American Home Products Corp.                              14,830,178
     205,224    Amgen, Inc.(a)                                            14,330,407

    See Notes to Financial Statements                                     11

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      13,038    Bausch & Lomb, Inc.                                 $        507,667
      57,537    Baxter International, Inc.                                 4,592,172
      50,612    Becton Dickinson & Co.                                     1,338,055
      29,700    Biogen, Inc.(a)                                            1,811,700
      37,782    Biomet, Inc.(a)                                            1,322,370
      83,562    Boston Scientific Corp.(a)                                 1,373,550
     394,614    Bristol-Myers Squibb Co.                                  22,542,325
      12,056    C.R. Bard, Inc.                                              509,366
      54,249    Cardinal Health, Inc.                                      4,784,084
     225,197    Eli Lilly & Co.                                           18,269,107
      60,848    Guidant Corp.                                              4,301,193
     278,874    Johnson & Johnson                                         26,196,726
      17,503    Mallinckrodt, Inc.                                           798,574
      42,400    MedImmune, Inc.(a)                                         3,275,400
     240,958    Medtronic, Inc.                                           12,484,636
     460,844    Merck & Co., Inc.                                         34,304,075
   1,262,062    Pfizer, Inc.                                              56,713,911
     254,401    Pharmacia Corp.                                           15,311,760
     292,024    Schering-Plough Corp.                                     13,579,116
      15,766    St. Jude Medical, Inc.(a)                                    804,066
      20,700    Watson Pharmaceuticals, Inc.(a)                            1,342,913
                                                                    ----------------
                                                                         274,116,492
-------------------------------------------------------------------------------------
Electronics  6.2%
      58,924    Advanced Micro Devices, Inc.(a)                            1,392,080
      91,696    Agilent Technologies, Inc.(a)                              4,487,373
      80,000    Altera Corp.(a)                                            3,820,000
      71,100    Analog Devices, Inc.(a)                                    5,870,194
      67,112    Apple Computer, Inc.                                       1,728,134
      42,600    Conexant Systems, Inc.(a)                                  1,783,875
      92,100    Electronic Data Systems Corp.                              3,822,150
      86,675    Emerson Electric Co.                                       5,807,225
     201,018    Hewlett-Packard Co.                                       19,498,746
   1,341,588    Intel Corp.                                               55,759,751
      61,644    LSI Logic Corp.(a)                                         1,803,087
      61,000    Linear Technology Corp.                                    3,949,750

    12                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      56,400    Maxim Integrated Products, Inc.(a)                  $      4,536,675
      37,550    Molex Inc.                                                 2,044,128
     428,613    Motorola, Inc.                                            12,108,317
      33,476    National Semiconductor Corp.(a)                            1,347,409
      10,985    PerkinElmer, Inc.                                          1,146,559
      29,600    Sanmina Corp.(a)                                           2,771,300
     118,100    Solectron Corp.(a)                                         5,447,362
      11,312    Tektronix, Inc.                                              868,903
      35,500    Teradyne, Inc.(a)                                          1,242,500
     345,152    Texas Instruments, Inc.                                   16,286,860
      17,733    Thomas & Betts Corp.                                         309,219
      64,400    Xilinx Inc.(a)                                             5,514,250
                                                                    ----------------
                                                                         163,345,847
-------------------------------------------------------------------------------------
Financial Services  6.5%
     269,459    American Express Co.                                      16,369,634
      25,598    Bear, Stearns & Co., Inc.                                  1,612,674
     267,011    Charles Schwab Corp.                                       9,478,890
      37,000    CIT Group, Inc.                                              647,500
     895,182    Citigroup, Inc.(a)                                        48,395,777
      25,837    Countrywide Mortgage Investments, Inc.                       975,347
      18,919    Deluxe Corp.                                                 384,292
      33,988    Dun & Bradstreet Corp.                                     1,170,462
      29,930    Equifax, Inc.                                                806,239
     141,432    Federal Home Loan Mortgage Corp.                           7,646,167
     203,634    Federal National Mortgage Association                     14,559,831
      49,914    Franklin Resources, Inc.                                   2,217,679
      20,680    H&R Block, Inc.                                              766,453
      95,550    Household International Corp.                              5,410,519
      25,087    Lehman Brothers Holdings, Inc.                             3,706,604
     162,843    MBNA Corp.                                                 6,269,456
     157,434    Merrill Lynch & Co., Inc.                                 10,390,644
     225,836    Morgan Stanley Dean Witter & Co.                          20,649,879
      32,000    PaineWebber Group, Inc.                                    2,180,000
      74,625    Paychex, Inc.                                              3,917,813
      48,200    Regions Financial Corp.                                    1,093,538

    See Notes to Financial Statements                                     13

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      44,800    Stilwell Financial, Inc.                            $      1,948,800
      59,766    Synovus Financial Corp.                                    1,266,292
      25,400    T. Rowe Price & Associates, Inc.                           1,192,212
      33,264(c) USA Education Incorporated                                 1,602,909
     115,225    Washington Mutual, Inc.                                    4,587,395
                                                                    ----------------
                                                                         169,247,006
-------------------------------------------------------------------------------------
Foods  1.3%
     128,767    Archer-Daniels-Midland Co.                                 1,110,613
      56,254    Bestfoods                                                  4,092,479
      81,747    Campbell Soup Co.                                          2,115,204
      97,743    ConAgra, Inc.                                              1,960,969
      59,072    General Mills, Inc.                                        2,097,056
      70,114    H.J. Heinz & Co.                                           2,598,600
      27,958    Hershey Foods Corp.                                        1,513,227
      79,170    Kellogg Co.                                                1,914,924
      27,789    Quaker Oats Co.                                            2,198,805
      58,077    Ralston Purina Co.                                         1,375,699
     174,686    Sara Lee Corp.                                             3,548,309
      62,990    Sysco Corp.                                                2,917,224
     114,835    Unilever N. V.                                             5,540,789
      24,352    Wm. Wrigley Jr. Co.                                        1,823,356
                                                                    ----------------
                                                                          34,807,254
-------------------------------------------------------------------------------------
Forest Products  0.6%
       9,549    Boise Cascade Corp.                                          253,645
      45,623    Fort James Corp.                                           1,394,353
      34,668    Georgia-Pacific Corp.                                        814,698
      93,684    International Paper Co.                                    2,687,560
     109,416    Kimberly-Clark Corp.                                       6,106,780
      29,156    Louisiana-Pacific Corp.                                      267,871
      22,269    Mead Corp.                                                   520,538
       8,537    Potlatch Corp.                                               269,983
      10,245    Temple-Inland, Inc.                                          388,029
      22,130    Westvaco Corp.                                               590,594

    14                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      45,300    Weyerhaeuser Co.                                    $      1,828,988
      21,980    Willamette Industries, Inc.                                  615,440
                                                                    ----------------
                                                                          15,738,479
-------------------------------------------------------------------------------------
Gas Distribution
      20,400    KeySpan Corp.                                                818,550
-------------------------------------------------------------------------------------
Gas Pipelines  0.8%
      29,297    Cinergy Corp.                                                968,632
      15,506    Columbia Gas System, Inc.(a)                               1,100,926
      46,259    El Paso Energy Corp.                                       2,850,711
     145,006    Enron Corp.                                               12,706,151
       5,832    Peoples Energy Corp.                                         194,643
      39,398    Sempra Energy                                                819,971
      85,692    Williams Companies, Inc.                                   3,620,487
                                                                    ----------------
                                                                          22,261,521
-------------------------------------------------------------------------------------
Health Care  0.1%
      19,260    Manor Care, Inc.(a)                                          302,141
      57,576    McKesson HBOC, Inc.                                        1,759,667
      19,000    Quintiles Transnational, Corp.(a)                            302,813
      12,000    Wellpoint Health Networks, Inc.                            1,152,000
                                                                    ----------------
                                                                           3,516,621
-------------------------------------------------------------------------------------
Hospital Management  0.5%
     108,831    HCA-The Healthcare Company                                 4,040,351
      71,749    Healthsouth Corp.(a)                                         582,961
      25,810    Humana, Inc.(a)                                              277,458
      66,110    IMS Health, Inc.                                           1,371,782
      63,448    Tenet Healthcare Corp.(a)                                  2,307,921
      34,506    United Health Group Inc.                                   3,407,467
                                                                    ----------------
                                                                          11,987,940
-------------------------------------------------------------------------------------
Housing Related  0.2%
       8,804    Armstrong Holdings, Inc.                                     105,098
      10,097    Centex Corp.                                                 324,366
      43,100    Leggett & Platt, Inc.                                        681,519
      91,026    Masco Corp.                                                1,695,359

    See Notes to Financial Statements                                     15

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      14,518    Maytag Corp.                                        $        450,966
      56,227    Newell Rubbermaid, Inc.                                    1,282,678
      17,714(c) Owens Corning(a)                                              46,499
      14,838    Stanley Works                                                342,201
      12,240    Tupperware Corp.                                             220,320
      16,239    Whirlpool Corp.                                              631,291
                                                                    ----------------
                                                                           5,780,297
-------------------------------------------------------------------------------------
Insurance  3.5%
      27,493    Aetna Life & Casualty Co.                                  1,596,312
      51,600    AFLAC, Inc.                                                3,305,625
     155,808(c) Allstate Corp.                                             5,414,328
      49,340    American General Corp.                                     3,848,520
     461,476    American International Group, Inc.                        44,157,485
      50,689    Aon Corp.                                                  1,989,543
      34,034    Chubb Corp.                                                2,692,940
      35,397    CIGNA Corp.                                                3,695,447
      34,614    Cincinnati Financial Corp.                                 1,228,797
      55,660(c) Conseco, Inc.                                                424,408
      44,953    ITT Hartford Group, Inc.                                   3,278,759
      21,991    Jefferson-Pilot Corp.                                      1,492,639
      40,030    Lincoln National Corp.                                     1,926,444
      53,170    Marsh & McLennan Companies, Inc.                           7,058,317
      19,372    MBIA, Inc.                                                 1,377,834
      21,720    MGIC Investment Corp.                                      1,327,635
      13,393    Progressive Corp.                                          1,096,552
      23,229    SAFECO Corp.                                                 632,990
      46,117    St. Paul Companies, Inc.                                   2,274,145
      23,815    Torchmark Corp.                                              662,355
      50,826    UnumProvident Corp.                                        1,385,009
      40,808    Wachovia Corp.                                             2,313,303
                                                                    ----------------
                                                                          93,179,387
-------------------------------------------------------------------------------------
Internet Services  1.3%
     459,700    America Online, Inc.(a)                                   24,708,875
     107,700    Yahoo! Inc.(a)                                             9,800,700
                                                                    ----------------
                                                                          34,509,575

    16                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Leisure  0.2%
      14,899    Brunswick Corp.                                     $        271,907
     120,400    Carnival Corp.                                             2,964,850
      23,724    Harrah's Entertainment, Inc.(a)                              652,410
      33,154    Hasbro, Inc.                                                 379,199
      86,613    Mattel, Inc.                                                 968,983
                                                                    ----------------
                                                                           5,237,349
-------------------------------------------------------------------------------------
Lodging  0.1%
      84,021    Hilton Hotels Corp.                                          971,493
      48,552    Marriott International, Inc. (Class 'A' Stock)             1,769,113
                                                                    ----------------
                                                                           2,740,606
-------------------------------------------------------------------------------------
Machinery  0.4%
       5,264    Briggs & Stratton Corp.                                      199,045
      72,628    Caterpillar, Inc.                                          2,451,195
      17,720    Cooper Industries, Inc.                                      624,630
      45,840    Deere & Co.                                                1,524,180
      41,262    Dover Corp.                                                1,936,735
      14,577    Eaton Corp.                                                  898,308
      31,595    Ingersoll-Rand Co.                                         1,070,280
      17,282    PACCAR, Inc.                                                 640,514
      24,192    Parker Hannifin Corp.                                        816,480
      10,042    Snap-On, Inc.                                                236,615
      34,202    Thermo Electron Corp.(a)                                     889,252
       9,537    Timken Co.                                                   130,538
                                                                    ----------------
                                                                          11,417,772
-------------------------------------------------------------------------------------
Media  3.1%
     112,138    Clear Channel Communications, Inc.(a)                      6,335,797
     182,120    Comcast Corp.                                              7,455,537
      19,804    Dow Jones & Co., Inc.                                      1,198,142
      55,489    Gannett Co., Inc.                                          2,940,917
      58,312    Interpublic Group of Companies, Inc.                       1,986,252
      18,183    Knight-Ridder, Inc.                                          923,924
      38,400    McGraw Hill Companies., Inc.                               2,440,800
      14,096    Meredith Corp.                                               415,832

    See Notes to Financial Statements                                     17

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      35,190    New York Times Co.                                  $      1,383,407
      30,140    R.R. Donnelley & Sons, Co.                                   740,314
     260,616    Time Warner, Inc.                                         20,393,202
      68,627    Tribune Co.                                                2,993,853
     301,552    Viacom, Inc.(a)                                           17,640,792
     409,713    Walt Disney Co.                                           15,671,522
                                                                    ----------------
                                                                          82,520,291
-------------------------------------------------------------------------------------
Mineral Resources  0.2%
      80,424    Barrick Gold Corp. (ADR) (Canada)                          1,226,466
      42,628    Freeport-McMoran Copper & Gold, Inc.                         375,659
      47,684    Homestake Mining Co.                                         247,361
      41,703    INCO Ltd.                                                    672,461
      36,897    Newmont Mining Corp.                                         627,249
      18,130    Phelps Dodge Corp.                                           756,928
      64,270    Placer Dome, Inc.                                            606,548
                                                                    ----------------
                                                                           4,512,672
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  6.6%
      29,000    Allied Waste Industries, Inc.(a)                             266,438
     161,944    Applied Materials, Inc.(a)                                 9,605,303
      70,858    BB&T Corp.                                                 2,134,597
     137,259    Cendant Corp.(a)                                           1,492,692
      10,383    Crane Co.                                                    237,511
      30,000(c) Danaher Corp.                                              1,492,500
      26,941    Ecolab, Inc.                                                 971,560
           1    Energizer Holdings, Inc.(a)                                       23
      29,808    Fortune Brands, Inc.                                         789,912
   1,977,972    General Electric Co.                                     114,104,260
      58,700    Harley-Davidson Inc.                                       2,810,262
      61,368    Illinois Tool Works, Inc.                                  3,428,937
      20,786    ITT Industries, Inc.                                         674,246
      21,734    Loews Corp.                                                1,812,072
      10,661    Millipore Corp.                                              516,392
      28,100    Novellus Systems, Inc.(a)                                  1,308,406
      35,767    Omnicom Group, Inc.                                        2,608,756
      22,504    Pall Corp.                                                   448,674

    18                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      42,364    PE Corp.-PE Biosystems Group                        $      4,935,406
      35,574    PPG Industries, Inc.                                       1,411,843
      17,418(c) Sealed Air Corp.                                             788,164
      30,967    Textron, Inc.                                              1,428,353
      23,749    TRW, Inc.                                                    964,803
     338,172    Tyco International Ltd.                                   17,542,672
      20,474    W.W. Grainger, Inc.                                          538,722
                                                                    ----------------
                                                                         172,312,504
-------------------------------------------------------------------------------------
Miscellaneous Consumer Growth  1.1%
      12,598    American Greetings Corp.                                     220,465
      15,832    Black & Decker Corp.                                         541,257
      57,699    Corning, Inc.                                             17,136,603
      65,165    Eastman Kodak Co.                                          2,663,619
      80,299    Minnesota Mining & Manufacturing Co.                       7,317,246
      17,369    Polaroid Corp.                                               233,396
                                                                    ----------------
                                                                          28,112,586
-------------------------------------------------------------------------------------
Networking
      23,900    Adaptec, Inc.(a)                                             478,000
-------------------------------------------------------------------------------------
Office Equipment & Supplies  1.0%
      22,868    Avery Dennison Corp.                                       1,060,503
     338,147    Compaq Computer Corp.(a)                                   9,326,094
      24,352    Lexmark International Group, Inc.(a)                         913,200
      61,700    Network Appliance, Inc.(a)                                 7,859,038
      78,800    Office Depot, Inc.(a)                                        615,625
      52,025    Pitney Bowes, Inc.                                         2,051,736
      92,950    Staples, Inc.(a)                                           1,318,728
      63,990    Unisys Corp.(a)                                              719,888
     133,098    Xerox Corp.                                                2,004,789
                                                                    ----------------
                                                                          25,869,601
-------------------------------------------------------------------------------------
Petroleum  4.9%
      19,478    Amerada Hess Corp.                                         1,303,809
      50,918(c) Anadarko Petroleum Corp.                                   3,384,010
      23,987    Apache Corp.                                               1,418,231
      17,145    Ashland Oil, Inc.                                            577,572

    See Notes to Financial Statements                                     19

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      44,782    Burlington Resources, Inc.                          $      1,648,537
     130,562    Chevron Corp.                                             11,130,410
      19,000    Devon Energy Corp.                                         1,142,850
     696,407    Exxon Mobil Corp.                                         62,067,274
      18,459    Kerr-McGee Corp.                                           1,222,909
      74,138    Occidental Petroleum Corp.                                 1,617,135
      47,536    Phillips Petroleum Co.                                     2,982,884
     432,031    Royal Dutch Petroleum Co. (ADR) (Netherlands)             25,894,858
      22,414    Sunoco, Inc.                                                 603,777
     110,646    Texaco, Inc.                                               5,808,915
      27,000    Tosco Corp.                                                  842,063
      41,263    Transocean Sedco Forex Inc.                                2,419,043
      50,439    Unocal Corp.                                               1,787,432
      64,660    USX-Marathon Corp.                                         1,834,728
                                                                    ----------------
                                                                         127,686,437
-------------------------------------------------------------------------------------
Petroleum Services  0.8%
      65,679    Baker Hughes, Inc.                                         2,438,333
     124,550    Conoco, Inc.                                               3,355,066
      90,511    Halliburton Co.                                            4,429,382
       7,310    McDermott International, Inc.                                 80,410
      73,352    PG&E Corp.                                                 1,774,201
      16,510    Rowan Companies, Inc.(a)                                     478,790
     112,421    Schlumberger, Ltd.                                         9,253,654
                                                                    ----------------
                                                                          21,809,836
-------------------------------------------------------------------------------------
Railroads  0.2%
      89,523    Burlington Northern, Inc.                                  1,930,339
      44,903    CSX Corp.                                                    979,447
      78,411    Norfolk Southern Corp.                                     1,146,761
      49,929    Union Pacific Corp.                                        1,940,990
                                                                    ----------------
                                                                           5,997,537
-------------------------------------------------------------------------------------
Restaurants  0.4%
      24,902    Darden Restaurants, Inc.                                     518,273
     265,330    McDonald's Corp.                                           8,009,649

    20                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      32,400    Starbucks Corp.(a)                                  $      1,298,025
      32,966    Tricon Global Restaurants, Inc.                            1,009,584
      29,179    Wendy's International, Inc.                                  585,404
                                                                    ----------------
                                                                          11,420,935
-------------------------------------------------------------------------------------
Retail  5.1%
      81,713    Albertson's, Inc.                                          1,715,973
      31,000    AutoZone, Inc.                                               703,313
      59,200    Bed Bath & Beyond, Inc.(a)                                 1,443,925
      39,500    Best Buy Co., Inc.                                         2,513,188
      39,478    Circuit City Stores, Inc.                                    907,994
      32,724    Consolidated Stores Corp.(a)                                 441,774
      87,308    Costco Wholesale Corp.                                     3,050,323
      78,296    CVS Corp.                                                  3,626,083
      27,523    Dillards, Inc.                                               292,432
      67,050    Dollar General Corp.                                       1,123,088
      42,575    Federated Department Stores, Inc.(a)                       1,112,272
     168,013    Gap, Inc.                                                  3,381,262
      13,868    Harcourt General, Inc.                                       818,212
     460,984    Home Depot, Inc.                                          24,460,963
      57,584    J.C. Penney Co., Inc.                                        680,211
     102,757    Kmart Corp.                                                  616,542
      63,000    Kohl's Corp.                                               3,634,312
     160,434    Kroger Co.(a)                                              3,619,792
      88,822    Limited, Inc.                                              1,959,635
      10,396    Liz Claiborne, Inc.                                          400,246
      13,282    Longs Drug Stores Corp.                                      254,018
      77,074    Lowe's Companies, Inc.                                     3,458,696
      65,571    May Department Stores Co.                                  1,344,206
      53,538    Nike, Inc.                                                 2,144,866
      29,700    Nordstrom, Inc.                                              462,206
      37,754    RadioShack Corp.                                           2,439,852
      19,149    Reebok International Ltd.                                    360,241
     100,000    Safeway,Inc.(a)                                            4,668,750
      72,096    Sears, Roebuck & Co.                                       2,337,352
      36,316    Sherwin-Williams Co.                                         776,255

    See Notes to Financial Statements                                     21

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      32,212    Supervalu, Inc.                                     $        485,193
     180,082    Target Corp.                                               4,614,601
      25,400    Tiffany & Co.                                                979,488
      63,016    TJX Companies, Inc.                                        1,417,860
      55,407    Toys 'R' Us, Inc.(a)                                         900,364
     891,426    Wal-Mart Stores, Inc.                                     42,899,876
     199,778    Walgreen Co.                                               7,579,078
      35,040    Winn-Dixie Stores, Inc.                                      503,700
                                                                    ----------------
                                                                         134,128,142
-------------------------------------------------------------------------------------
Rubber  0.1%
      21,899    B.F. Goodrich Co.                                            858,167
      11,588    Cooper Tire & Rubber Co.                                     116,604
      33,571    Goodyear Tire & Rubber Co.                                   604,278
                                                                    ----------------
                                                                           1,579,049
-------------------------------------------------------------------------------------
Steel - Producers  0.1%
      24,418    Allegheny Teldyne, Inc.                                      442,576
      23,334    Bethlehem Steel Corp.(a)                                      70,002
      18,428    Nucor Corp.                                                  555,144
      17,809    USX Corp. - U.S. Steel Group                                 270,474
      13,408    Worthington Industries, Inc.                                 125,700
                                                                    ----------------
                                                                           1,463,896
-------------------------------------------------------------------------------------
Telecommunications  6.4%
     135,100    ADC Telecommunications, Inc.                               3,632,923
      64,334    Alltel Corp.                                               3,357,431
      20,422    Andrew Corp.(a)                                              534,801
      43,300    Broadcom Corp. (Class 'A' Stock)(a)                       10,554,375
      31,050    CenturyTel, Inc.                                             846,113
      29,800    Comverse Technology, Inc.(a)                               3,218,400
     178,656    Global Crossing Ltd.                                       5,538,336
     185,100    JDS Uniphase Corp.(a)                                     17,526,656
     660,667    Lucent Technologies, Inc.                                 20,191,635
     150,140    Nextel Communications, Inc.(a)                             7,019,045
     593,860    Nortel Networks Corp.                                     35,371,786
     149,100    Qualcomm, Inc.(a)                                         10,623,375

    22                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
     325,236    Qwest Communications International, Inc.(a)         $     15,631,655
      33,476    Scientific-Atlanta, Inc.                                   2,129,911
     173,484    Sprint Corp. (FON Group)                                   5,085,250
     183,192(c) Sprint Corp. (PCS Group)(a)                                6,423,170
      82,294    Tellabs, Inc.(a)                                           3,929,538
     573,200    Worldcom, Inc.(a)                                         17,410,950
                                                                    ----------------
                                                                         169,025,350
-------------------------------------------------------------------------------------
Textiles
       7,040    National Service Industries, Inc.                            137,720
      16,948    Russell Corp.                                                269,050
       4,188    Springs Industries, Inc.                                     118,049
      24,234    V.F. Corp.                                                   598,277
                                                                    ----------------
                                                                           1,123,096
-------------------------------------------------------------------------------------
Tobacco  0.6%
      67,600    Nabisco Group Holding Corp.                                1,926,600
     463,579    Philip Morris Companies, Inc.                             13,646,607
      43,799    UST, Inc.                                                  1,001,902
                                                                    ----------------
                                                                          16,575,109
-------------------------------------------------------------------------------------
Travel
      25,041    Sabre Holdings Corp.(a)                                      724,624
-------------------------------------------------------------------------------------
Trucking & Shipping  0.1%
      57,016    Fedex Corp.(a)                                             2,528,089
      11,221    Ryder System, Inc.                                           206,887
                                                                    ----------------
                                                                           2,734,976
-------------------------------------------------------------------------------------
Utility Communications  3.8%
     751,730    AT&T Corp.                                                22,082,069
     376,556    BellSouth Corp.                                           15,156,379
     679,601    SBC Communications, Inc.                                  33,980,050
      43,170    Unicom Corp.                                               2,425,614
     545,133    Verizon Communications                                    26,404,880
                                                                    ----------------
                                                                         100,048,992

    See Notes to Financial Statements                                     23

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Utilities - Electric  2.0%
      89,700    AES Corp.(a)                                        $      6,144,450
      25,169    Ameren Corp.                                               1,053,952
      68,391    American Electric Power, Inc.                              2,675,798
      21,800    CMS Energy Corp.                                             587,237
      32,782    CP&L Energy, Inc.                                          1,366,600
      45,251    Consolidated Edison, Inc.                                  1,544,190
      32,129    Constellation Energy Group, Inc.                           1,598,418
      51,052    Dominion Resources, Inc.                                   2,964,207
      30,287    DTE Energy Co.                                             1,158,478
      71,731    Duke Energy Co.                                            6,150,933
      65,562    Edison International                                       1,266,166
      45,715    Entergy Corp.                                              1,702,884
      47,777    FirstEnergy Corp.                                          1,286,993
      21,700    Florida Progress Corp.                                     1,148,744
      35,436    FPL Group, Inc.                                            2,329,917
      22,228    GPU, Inc.                                                    721,021
      33,524    Niagara Mohawk Holdings, Inc.                                528,003
      36,655    PECO Energy Co.                                            2,219,918
      20,000    Pinnacle West Capital Corp.                                1,017,500
      25,726    PPL Corp.                                                  1,074,061
      43,697    Public Service Enterprise Group, Inc.                      1,952,710
      58,079    Reliant Energy, Inc.                                       2,700,673
     129,115    Southern Co.                                               4,188,168
      53,814    TXU Corp.                                                  2,132,380
      69,783    Xcel Energy, Inc.                                          1,919,033
                                                                    ----------------
                                                                          51,432,434
-------------------------------------------------------------------------------------
Waste Management  0.1%
     125,413    Waste Management, Inc.                                     2,186,889
                                                                    ----------------
                Total common stocks (cost $1,924,071,341)              2,528,064,590
                                                                    ----------------

    24                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.8%
Money Market Instruments  1.1%
  29,600,744(d) Prudential Core Investment Fund--Taxable
                 Money Market Series                                $     29,600,744
Principal
Amount
(000)
Repurchase Agreement  3.4%
$     90,549    Joint Repurchase Agreement Account,
                 6.50%, 10/02/00, Note 5                                  90,549,000
-------------------------------------------------------------------------------------
U.S. Government Securities  0.3%
       6,500(b) United States Treasury Bills,
                 5.98%, 12/21/00                                           6,401,745
                                                                    ----------------
                Total short-term investments
                 (cost $126,551,489)                                     126,551,489
                                                                    ----------------
                Total Investments  100.9%
                 (cost $2,050,622,830; Note 4)                         2,654,616,079
                Liabilities in excess of other assets  (0.9%)            (24,201,930)
                                                                    ----------------
                Net Assets  100%                                    $  2,630,414,149
                                                                    ----------------
                                                                    ----------------

--------------------------------------------------------------------------------
ADR--American Depository Receipt.
(a) Non-income producing.
(b) Pledged as initial margin for financial futures contracts.
(c) Portion of securities on loan with an aggregate market value of $28,461,505; cash collateral of $29,600,744 was received with which the Fund purchased securities.
(d) Represents security purchased with cash collateral received for securities on loan.
    See Notes to Financial Statements                                     25

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities

                                                                September 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,050,622,830)                       $2,654,616,079
Cash                                                                     130,602
Receivable for Fund shares sold                                       13,965,868
Dividends and interest receivable                                      2,120,511
Due from manager                                                         496,526
Receivable for investments sold                                           99,575
Receivable for securities lending                                         33,287
Prepaid expenses                                                          20,088
                                                                ------------------
      Total assets                                                 2,671,482,536
                                                                ------------------
LIABILITIES
Payable to broker for collateral for securities on loan               29,600,744
Payable for Fund shares reacquired                                     8,341,614
Due to broker-variation margin                                         1,492,095
Accrued expenses                                                       1,044,363
Payable for investments purchased                                        465,514
Distribution fee payable                                                  91,421
Securities lending rebate payable                                         32,636
                                                                ------------------
      Total liabilities                                               41,068,387
                                                                ------------------
NET ASSETS                                                        $2,630,414,149
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $       81,859
   Paid-in capital in excess of par                                2,012,389,051
                                                                ------------------
                                                                   2,012,470,910
   Undistributed net investment income                                17,285,612
   Accumulated net realized gain on investments                          584,853
   Net unrealized appreciation on investments                        600,072,774
                                                                ------------------
Net assets, September 30, 2000                                    $2,630,414,149
                                                                ------------------
                                                                ------------------

    26                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value, offering and redemption price per share
      ($30,432,328 / 949,202 shares of beneficial interest
      issued and outstanding)                                             $32.06
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering and redemption price per share
      ($70,902,720 / 2,226,416 shares of beneficial
      interest issued and outstanding)                                    $31.85
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($32,307,492 / 1,014,488 shares of beneficial
      interest issued and outstanding)                                    $31.85
   Sales charge (1% of offering price)                                       .32
   Offering price to public                                               $32.17
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering and redemption price per share
      ($995,426,493 / 30,986,400 shares of beneficial
      interest issued and outstanding)                                    $32.12
                                                                ------------------
                                                                ------------------
Class I:
   Net asset value, offering and redemption price per share
      ($1,501,345,116 / 46,682,102 shares of beneficial
      interest issued and outstanding)                                    $32.16
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     27

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $86,700)         $ 25,893,606
   Interest                                                           5,982,180
   Income from securities loaned, net                                    15,579
                                                                ------------------
      Total income                                                   31,891,365
                                                                ------------------
Expenses
   Management fee                                                     7,109,171
   Distribution fee--Class A                                             40,869
   Distribution fee--Class B                                            368,209
   Distribution fee--Class C                                            178,915
   Transfer agent fee--Class A                                           97,600
   Transfer agent fee--Class B                                           71,000
   Transfer agent fee--Class C                                           14,000
   Transfer agent fee--Class Z                                        1,269,600
   Transfer agent fee--Class I                                              150
   Reports to shareholders                                              345,000
   Registration fees and expenses                                       340,000
   Custodian's fees and expenses                                        220,000
   Legal fees and expenses                                               40,000
   Trustees' fees and expenses                                           28,700
   Audit fee                                                             15,000
   Miscellaneous                                                         47,055
                                                                ------------------
    Total expenses                                                   10,185,269
Less: Expense subsidy (Note 2)                                       (1,497,971)
                                                                ------------------
    Net expenses                                                      8,687,298
                                                                ------------------
Net investment income                                                23,204,067
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            1,188,411
   Foreign currency transactions                                         (4,984)
   Financial futures contracts                                        1,185,462
                                                                ------------------
                                                                      2,368,889
                                                                ------------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      218,772,468
   Financial futures contracts                                         (704,225)
                                                                ------------------
                                                                    218,068,243
                                                                ------------------
Net gain on investments                                             220,437,132
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $243,641,199
                                                                ------------------
                                                                ------------------

    28                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Changes in Net Assets

                                                    Year Ended September 30,
                                              -------------------------------------
                                                   2000                 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $    23,204,067      $   19,421,960
   Net realized gain on investment and
      foreign currency transactions                 2,368,889          24,134,380
   Net change in unrealized
      appreciation/depreciation
      on investments and foreign currencies       218,068,243         247,855,460
                                              ---------------    ------------------
   Net increase in net assets resulting
      from operations                             243,641,199         291,411,800
                                              ---------------    ------------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class Z                                      (9,917,456)         (4,694,229)
      Class I                                     (12,228,311)         (7,920,682)
                                              ---------------    ------------------
                                                  (22,145,767)        (12,614,911)
                                              ---------------    ------------------
   Distributions from net realized gains
      Class Z                                     (10,541,195)         (3,159,577)
      Class I                                     (11,809,055)         (4,863,575)
                                              ---------------    ------------------
                                                  (22,350,250)         (8,023,152)
                                              ---------------    ------------------
Fund share transactions (net of
   conversions)
   (Note 6):
   Net proceeds from shares sold                2,247,574,001       1,320,487,868
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                44,452,564          20,622,768
   Cost of shares reacquired                   (1,746,552,891)       (746,871,141)
                                              ---------------    ------------------
   Net increase in net assets from Fund
      share transactions                          545,473,674         594,239,495
                                              ---------------    ------------------
Net increase                                      744,618,856         865,013,232
NET ASSETS
Beginning of year                               1,885,795,293       1,020,782,061
                                              ---------------    ------------------
End of year(a)                                $ 2,630,414,149      $1,885,795,293
                                              ---------------    ------------------
                                              ---------------    ------------------
---------------
(a) Includes undistributed net investment
    income of:                                $    17,285,612      $   16,232,296
                                              ---------------    ------------------
                                              ---------------    ------------------

    See Notes to Financial Statements                                     29

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements

      The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one separate fund, which is the Prudential Stock Index Fund (the 'Fund'). Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

      Securities Valuation:    Securities, including options, warrants, futures
contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

      Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

      U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

      Securities for which reliable market quotations are not available or for which a pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager or the subadviser.

      Foreign Currency Translation: The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange
    30

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Company's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the
                                                                          31

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

day. Transfer agent fees are allocated based on shareholder activity and number of accounts for each class.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

      Securities Lending:    The Fund may lend its portfolio securities to
broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. PSI is a wholly owned subsidiary of The Prudential. For the year ended September 30, 2000, PSI has been compensated in the amounts of $6,887.

      Dividends and Distributions:    The Fund will declare and distribute its
net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
    32

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments by $4,984. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisery agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .30 of 1% of the average daily net assets of the Fund.

      Effective January 1, 2000, the subadvisery fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .150 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .65%, 1.40%, 1.37%, .40% and .30% of the average daily net assets for
                                                                          33

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

Class A, Class B, Class C, Class Z and Class I shares, respectively. For the year ended September 30, 2000, PIFM subsidized $1,497,971 of the expenses of the Fund (.57%, .13%, .05%, .08% and .05% of the average daily net assets of the Class A, Class B, Class C, Class Z and Class I shares, respectively; $.0979, $.0207, $.0080, $.0226 and $.0119 per Class A, Class B, Class C, Class Z and Class I shares, respectively).

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class I shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2000.

      PIMS has advised the Fund that it received approximately $315,500 in front-end sales charges resulting from sales of Class C shares during the year ended September 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended September 30, 2000, they received approximately $59,700 and $28,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was
    34

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

 .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period ended September 30, 2000, the Fund incurred fees of approximately $93,800, $57,800, $13,100, $1,236,600 and $100 for the Class A, Class B, Class C, Class Z and Class I shares, respectively, for the services of PMFS. As of September 30, 2000, approximately $8,000, $2,000, $91,700 and $10 for the Class B, Class C, Class Z and Class I shares, respectively, of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2000 aggregated $538,441,910 and $40,747,719, respectively.

      On September 30, 2000, the Fund held 271 long financial futures contracts on the S&P 500 Index which expire in December 2000. The cost of such contracts was $102,408,650. The value of such contracts on September 30, 2000 was $98,488,175, thereby resulting in an unrealized loss of $3,920,475.

      The cost basis of investments for federal income tax purposes was $2,051,611,483 and, accordingly, as of September 30, 2000, net unrealized appreciation for federal income tax purposes was $603,004,596 (gross unrealized appreciation--$756,337,663; gross unrealized depreciation--$153,333,067).

      The Fund will elect for United States Federal income tax purposes, to treat net capital losses of approximately $2,388,000 and foreign currency losses of approximately $5,000 incurred in the eleven months ended September 30, 2000 as having been incurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 2000, the Fund had a 7.8% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $90,549,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:
                                                                          35

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

      Bear, Stearns & Co. Inc., 6.51%, in the principal amount of $300,000,000, repurchase price $300,162,750, due 10/2/00. The value of the collateral including accrued interest was $307,686,775.

      Chase Securities Inc., 6.45%, in the principal amount of $264,084,000, repurchase price $264,225,945, due 10/2/00. The value of the collateral including accrued interest was $269,373,200.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $200,000,000, repurchase price $200,109,000, due 10/2/00. The value of the collateral including accrued interest was $206,853,792.

      Salomon Smith Barney Inc., 6.45%, in the principal amount of $97,990,000, repurchase price $98,042,670, due 10/2/00. The value of the collateral including accrued interest was $102,042,316.

      UBS Warburg, 6.52%, in the principal amount of $300,000,000, repurchase price $300,163,000, due 10/2/00. The value of the collateral including accrued interest was $306,002,065.

Note 6. Capital
The Fund offers Class A, Class B, Class C, Class Z and Class I shares. Class A, Class Z and Class I shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class I. Transactions in shares of beneficial interest were as follows:

Class A                                                    Shares            Amount
------------------------------------------------------  -------------    ---------------
November 18, 1999(a) through September 30, 2000:
Shares sold                                                 1,101,670    $    34,348,468
Shares reacquired                                            (248,733)        (8,027,233)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                  852,937         26,321,235
Shares issued upon conversion from Class B                     96,265          3,119,670
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding                 949,202    $    29,440,905
                                                        -------------    ---------------
                                                        -------------    ---------------
------------------------------
(a) Commencement of offering of Class A, Class B and Class C shares.

    36

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

Class B                                                    Shares            Amount
------------------------------------------------------  -------------    ---------------
November 18, 1999(a) through September 30, 2000:
Shares sold                                                 2,567,091    $    81,736,917
Shares reacquired                                            (243,963)        (7,774,669)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                2,323,128         73,962,248
Shares reacquired upon conversion into Class A                (96,712)        (3,119,670)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               2,226,416    $    70,842,578
                                                        -------------    ---------------
                                                        -------------    ---------------
Class C
------------------------------------------------------
November 18, 1999(a) through September 30, 2000:
Shares sold                                                 1,154,104    $    36,799,201
Shares reacquired                                            (139,616)        (4,488,164)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               1,014,488    $    32,311,037
                                                        -------------    ---------------
                                                        -------------    ---------------
Class Z
------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                33,137,817    $ 1,049,462,337
Shares issued in reinvestment of dividends and
  distributions                                               653,914         20,415,201
Shares reacquired                                         (32,730,083)    (1,041,794,333)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               1,061,648    $    28,083,205
                                                        -------------    ---------------
                                                        -------------    ---------------
Year ended September 30, 1999:
Shares sold                                                25,482,340    $   725,667,595
Shares issued in reinvestment of dividends and
  distributions                                               300,787          7,838,514
Shares reacquired                                         (12,360,069)      (353,240,852)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding              13,423,058    $   380,265,257
                                                        -------------    ---------------
                                                        -------------    ---------------
Class I
------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                32,197,763    $ 1,045,227,078
Shares issued in reinvestment of dividends and
  distributions                                               769,688         24,037,363
Shares reacquired                                         (21,435,302)      (684,468,492)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding              11,532,149    $   384,795,949
                                                        -------------    ---------------
                                                        -------------    ---------------
Year ended September 30, 1999:
Shares sold                                                20,880,114    $   594,820,273
Shares issued in reinvestment of dividends and
  distributions                                               490,382         12,784,254
Shares reacquired                                         (13,861,925)      (393,630,289)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               7,508,571    $   213,974,238
                                                        -------------    ---------------
                                                        -------------    ---------------

------------------------------
(a) Commencement of offering of Class A, Class B and Class C shares.
                                                                          37

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights

                                                                  Class A
                                                         --------------------------
                                                            November 18, 1999(d)
                                                         Through September 30, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $  31.53
                                                                  --------
Income from investment operations:
Net investment income(a)                                               .12
Net realized and unrealized gain on investment
transactions                                                           .41
                                                                  --------
      Total from investment operations                                 .53
                                                                  --------
Net asset value, end of period                                    $  32.06
                                                                  --------
                                                                  --------
TOTAL RETURN(b)                                                       1.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                   $ 30,432
Average net assets (000)                                          $ 19,055
Ratios to average net assets:(a)
   Expenses, including distribution and service
      (12b-1) fees                                                     .65%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                                     .40%(c)
   Net investment income                                               .72%(c)
   Portfolio turnover rate                                               2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class A shares.
    38                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                  Class B
                                                         --------------------------
                                                            November 18, 1999(d)
                                                         Through September 30, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $  31.53
                                                                  --------
Income from investment operations:
Net investment loss(a)                                                (.01)
Net realized and unrealized gain on investment
transactions                                                           .33
                                                                  --------
      Total from investment operations                                 .32
                                                                  --------
Net asset value, end of period                                    $  31.85
                                                                  --------
                                                                  --------
TOTAL RETURN(b)                                                       1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                   $ 70,903
Average net assets (000)                                          $ 42,919
Ratios to average net assets:(a)
   Expenses, including distribution and service
      (12b-1) fees                                                    1.40%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                                     .40%(c)
   Net investment income                                              (.05)%(c)
   Portfolio turnover rate                                               2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class B shares.
    See Notes to Financial Statements                                     39

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                  Class C
                                                         --------------------------
                                                            November 18, 1999(d)
                                                         Through September 30, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $  31.53
                                                                  --------
Income from investment operations:
Net investment income(a)                                                --(e)
Net realized and unrealized gain on investment
transactions                                                           .32
                                                                  --------
      Total from investment operations                                 .32
                                                                  --------
Net asset value, end of period                                    $  31.85
                                                                  --------
                                                                  --------
TOTAL RETURN(b)                                                       1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                   $ 32,308
Average net assets (000)                                          $ 20,854
Ratios to average net assets:(a)
   Expenses, including distribution and service
      (12b-1) fees                                                    1.37%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                                     .37%(c)
   Net investment income                                              (.01)%(c)
   Portfolio turnover rate                                               2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Less than $.005 per share.
    40                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    28.96
                                                                ------------------
Income from investment operations:
Net investment income(a)                                                   .29
Net realized and unrealized gain on investment transactions               3.53
                                                                ------------------
      Total from investment operations                                    3.82
                                                                ------------------
Less distributions:
Dividends from net investment income                                      (.32)
Distributions from net realized gains                                     (.34)
                                                                ------------------
      Total distributions                                                 (.66)
                                                                ------------------
Net asset value, end of year                                        $    32.12
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                          13.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $  995,426
Average net assets (000)                                            $  980,790
Ratios to average net assets:(a)
   Expenses                                                                .40%
   Net investment income                                                   .95%
   Portfolio turnover rate                                                   2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
    See Notes to Financial Statements                                     41

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  23.11             $  21.86             $  16.06             $  14.22
----------------     ----------------     ----------------     ----------------
         .22                  .15                  .46                  .25
        6.07                 1.69                 5.75                 2.44
----------------     ----------------     ----------------     ----------------
        6.29                 1.84                 6.21                 2.69
----------------     ----------------     ----------------     ----------------
       (.26)                (.21)                (.26)                (.28)
       (.18)                (.38)                (.15)                (.57)
----------------     ----------------     ----------------     ----------------
       (.44)                (.59)                (.41)                (.85)
----------------     ----------------     ----------------     ----------------
    $  28.96             $  23.11             $  21.86             $  16.06
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       27.41%                8.61%               39.34%               19.72%
    $866,762             $381,374             $185,881             $184,379
    $681,129             $313,721             $254,644             $142,540
         .40%                 .40%                 .46%                 .60%
        1.16%                1.30%                1.66%                1.92%
           3%                   1%                   5%                   2%

    42                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                     Class I
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    28.99
                                                                ------------------
Income from investment operations:
Net investment income(a)                                                   .33
Net realized and unrealized gain on investment transactions               3.53
                                                                ------------------
      Total from investment operations                                    3.86
                                                                ------------------
Less distributions:
Dividends from net investment income                                     (.35)
Distributions from net realized gains                                    (.34)
                                                                ------------------
      Total distributions                                                (.69)
                                                                ------------------
Net asset value, end of period                                      $    32.16
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                          13.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $1,501,345
Average net assets (000)                                            $1,317,874
Ratios to average net assets:(a)
   Expenses                                                                .30%
   Net investment income                                                  1.05%
   Portfolio turnover rate                                                   2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class I shares.
    See Notes to Financial Statements                                     43

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                        Class I
---------------------------------------------------------------------------------------
         Year Ended September 30,                          August 1, 1997(d)
------------------------------------------               Through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
   $    23.13                 $  21.87                          $  21.87
----------------          ----------------                    ----------
          .36                      .31                               .06
         5.96                     1.55                             (.06)
----------------          ----------------                    ----------
         6.32                     1.86                                --
----------------          ----------------                    ----------
        (.28)                    (.22)                                --
        (.18)                    (.38)                                --
----------------          ----------------                    ----------
        (.46)                    (.60)                                --
----------------          ----------------                    ----------
   $    28.99                 $  23.13                          $  21.87
----------------          ----------------                    ----------
----------------          ----------------                    ----------
        27.55%                    8.69%                                0%
   $1,019,034                 $639,408                          $312,127
   $  915,642                 $505,605                          $296,788
          .30%                     .30%                              .30%(c)
         1.26%                    1.42%                             1.73%(c)
            3%                       1%                                5%

    44                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Stock Index Fund (the 'Fund') at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 22, 2000
                                                                          45

       Prudential Index Series Fund     Prudential Stock Index Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 2000) as to the federal tax status of dividends paid by the Fund during such fiscal year. During 2000, the Fund paid dividends of $.656 per Class Z share and $.688 per Class I share. Of these amounts, $.244 per Class Z and Class I shares represent distributions from long-term capital gains which are taxable as such. The remaining $.412 per Class Z share and $.444 per Class I share represent dividends from ordinary income (net investment income and short-term capital gains.) Further, we wish to advise you that 88.90% of the ordinary income dividends paid in the fiscal year ended September 30, 2000 qualified for the corporate dividends received deduction available to corporate taxpayers.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2000. The amounts that will be reported on such Form 1099 DIV will be the amounts to use on your 2000 federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended September 30, 2000.

Prudential Index Series Fund

  Class A     Growth of a $10,000 Investment
(CHART)

Average Annual Total Returns as of 9/30/00
           One Year       Five Years     Since Inception
             N/A             N/A               N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since Class A shares have been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in the Prudential Stock Index
Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1999. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

         www.prudential.com  (800) 225-1852

  Class B     Growth of a $10,000 Investment
(CHART)

Average Annual Total Returns as of 9/30/00
           One Year       Five Years     Since Inception
             N/A             N/A               N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since Class B shares have been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in the Prudential Stock Index
Fund (Class B shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1999. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on September 30, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Stock Index Fund

  Class C     Growth of a $10,000 Investment

Average Annual Total Returns as of 9/30/00
           One Year       Five Years     Since Inception
             N/A             N/A               N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the
Class C shares have been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in the Prudential Stock Index Fund (Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1999. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares;
(b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on September 30, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852

  Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 9/30/00
              One Year          Five Years        Since Inception
           13.28% (13.24)     21.20% (21.16)       18.78% (18.75)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Stock Index
Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1992. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Stock Index Fund

  Class I     Growth of a $10,000 Investment

Average Annual Total Returns as of 9/30/00
                One Year         Five Years        Since Inception
             13.38% (13.34)         N/A             15.36% (15.31)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Stock Index Fund
(Class I shares) with a similar investment in the S&P 500 Index by portraying the initial account value at the commencement of operations of Class I shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in August
1997. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class I shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

             www.prudential.com  (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Trustees
Saul K. Fenster, Ph.D.
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols       NASDAQ         CUSIP
Class A            PSIAX        74438C100
Class B            PBSIX        74438C209
Class C            PSICX        74438C308
Class Z            PSIFX        74438C407
Class I            PDSIX        74438C506

MF174E

(LOGO) Printed on Recycled Paper